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                                                                   EXHIBIT 10.27



Tim Perry                                                   November 15, 1996
Senior Vice President
Global Oil & Gas
Texas Commerce Bank
2200 Ross Avenue
Dallas, TX 75266-0197


Dear Tim:


The undersigned, Union Pacific Resources Group Inc. (UPRG), refers to the $900,000,000 Revolving Credit Agreement dated as of April 16, 1996 (amended August 9, 1996 and September 13, 1996) among UPRG and Texas Commerce Bank, as Administrative Agent, and the other participating banks, and hereby gives you notice, irrevocably, pursuant to SECTION 2.06 of the Credit Agreement that the undersigned hereby requests a commitment reduction from $900,000,000 to $600,000,000 effective November 19, 1996. UPRG requests that the respective Commitments of the banks be reduced ratably.



                                        Sincerely

                                        /s/ B. M. Lamkin
                                        ----------------
                                        Bill Lamkin
                                        Treasurer





cc:      Lee Beckelman
         Ann Baumgartner